Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717



                      FIRST TRUST EXCHANGE-TRADED FUND VI

                   MULTI-ASSET DIVERSIFIED INCOME INDEX FUND
                                  (the "Fund")

      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 30, 2015

                            DATED NOVEMBER 17, 2015

      1. Notwithstanding anything to the contrary in the prospectus, the section of the prospectus entitled "Summary Information - Multi-Asset Diversified Income Index Fund - Fees and Expenses of the Fund" is replaced in its entirety with the following:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                                                                 0.60%
  Distribution and Service (12b-1) Fees(1)                                                        0.00%
  Other Expenses                                                                                  0.00%
  Acquired Fund Fees and Expenses                                                                 0.20%
                                                                                                ---------
  Total Annual Fund Operating Expenses                                                            0.80%
  Fee Waiver(2)                                                                                   0.12%
                                                                                                ---------
  Total Annual Fund Operating Expenses After Fee Waiver                                           0.68%


EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses, excluding acquired fund fees and expenses, remain at current levels until January 31, 2017 and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR          3 YEARS          5 YEARS          10 YEARS

          $79              $301            $548             $1,255

   _____________________

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before January 31, 2017.

  (2) Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and the Fund's investment advisor, the management fees paid to the Fund's investment advisor will be reduced by the proportional amount of the management fees earned by the Fund on assets invested in other investment companies advised by the Fund's investment advisor. This contractual agreement shall continue until the earliest of (i) January 31, 2016, (ii) its termination at the direction of the Trust's Board of Trustees or (iii) upon the termination of the Investment Management Agreement by and between the Fund, the Trust and the Fund's investment advisor.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.


      2. Notwithstanding anything to the contrary in the prospectus, the following paragraph is to be inserted as the first paragraph beneath the table listing the annual management fees in the section of the prospectus entitled "Management of the Funds - Management Fee":

Pursuant to a contractual agreement between the Trust, on behalf of the Multi-Asset Diversified Income Index Fund, and First Trust, the management fees paid by the Multi-Asset Diversified Income Index Fund to First Trust will be reduced by the proportional amount of the management fees earned by the Fund on assets invested in other investment companies advised by the Fund's investment advisor. This contractual agreement shall continue until the earliest of (i) January 31, 2016, (ii) its termination at the direction of the Trust's Board of Trustees or (iii) upon the termination of the Investment Management Agreement by and between the Multi-Asset Diversified Income Index Fund, the Trust and First Trust.


      3. Notwithstanding anything to the contrary in the statement of additional information, the following paragraph is to be inserted as the first paragraph beneath the table listing the annual management fees in the section of the statement of additional information entitled "Management of the Funds - Investment Advisor":

Pursuant to a contractual agreement between the Trust, on behalf of the Multi-Asset Diversified Income Index Fund, and First Trust, the management fees paid by the Multi-Asset Diversified Income Index Fund to First Trust will be reduced by the proportional amount of the management fees earned by the Fund on assets invested in other investment companies advised by the Fund's investment advisor. This contractual agreement shall continue until the earliest of (i) January 31, 2016, (ii) its termination at the direction of the Trust's Board of Trustees or (iii) upon the termination of the Investment Management Agreement by and between the Multi-Asset Diversified Income Index Fund, the Trust and First Trust.



     PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE